UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2010
REGENCY ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 750-1771
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 26, 2010, Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”), acquired all of the equity interests in Regency GP LLC, a Delaware limited liability company (the “Company”) and general partner of the general partner of Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”). As a result of the acquisition, ETE and the Partnership have been working together to identify areas where both parties could streamline functions. Certain executive and other personnel changes will occur as part of the integration process, including the following:
•	Dennie W. Dixon, Senior Vice President of Operations for Gathering, Processing and Transportation of the Company, will resign from his positions effective on or around December 31, 2010.
•	Lawrence B. Connors, Senior Vice President and Chief Accounting Officer of the Company, will resign from his positions effective October 15, 2010.
     On October 6, 2010, A. Troy Sturrock, 40, was appointed to the role of principal financial officer of the Partnership. Mr. Sturrock was elected Vice President, Controller of Regency GP LLC in February 2008. From June 2006 to February 2008, Mr. Sturrock served as the Assistant Controller and Director of Financial Reporting and Tax for Regency GP LLC. From January 2004 to June 2006, Mr. Sturrock was associated with the Public Company Accounting Oversight Board, where he was an inspection specialist in the division of registration and inspections. Mr. Sturrock served in various roles at PricewaterhouseCoopers LLP from 1995 to 2004, most recently as a senior manager in the audit practice specializing in the transportation and energy industries. Mr. Sturrock is a Certified Public Accountant.
     There are no arrangements or understandings between Mr. Sturrock and any other persons pursuant to which he was selected as an officer. There are no current or proposed transactions between the Company or the Partnership and Mr. Sturrock, or his immediate family members, requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 8.01	Other Events
     Christofer D. Rozzell, Executive Vice President and Chief Commercial Officer of Gathering, Processing and Transportation of the Company, has resigned from his position effective October 8, 2010. A successor is expected to be named within several weeks.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regency Energy Partners LP
By:	Regency GP LP, its general partner

By:	Regency GP LLC, its general partner

Date: October 12, 2010	By:	/s/ Byron R. Kelley
Byron R. Kelley
President and Chief Executive Officer